Exhibit 99.2

FORWARD LOOKING STATEMENTS • Except for historical facts, the statements in this presentation of supplemental information, as well as oral statements or other written statements made or to be made by Lannett Company, Inc. (the “Company”), are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. For example, the planned product launches, product approvals, anticipated cost savings, growth and future operations, the current or expected market size for its products, the success of current or future product offerings, continued relationships with the Company’s alliance partners, suppliers and customers, the research and development efforts, the Company’s ability to file for and obtain U.S. Food and Drug Administration (FDA) approvals for future products, and the Company’s ability to obtain and maintain necessary licenses and permits, are forward-looking statements. Forward-looking statements are merely the Company’s current prediction of future events. The statements are inherently uncertain and actual results could differ materially from the statements made herein. There is no assurance that the Company will achieve the sales levels that will keep its operations profitable or that FDA filings and approvals will be completed and obtained as anticipated. For a description of additional risks and uncertainties, please refer to the Company’s filings with the Securities and Exchange Commission, including its latest Annual Report on Form 10-K and its latest Quarterly Reports on Form 10-Q. The Company assumes no obligation to update its forward-looking statements to reflect new information and developments. 1 Information on this slide is forward looking. Please refer to our included forward looking statements disclosure. The statements on this slide are inherently uncertain and actual results could differ materially from the statements made herein.

RECENT PRODUCT LAUNCHES – COMPETITIVE PROFILE

Lannett

Fiscal Year, # of Suppliers at Launch (including LCI)



20*
8
4
9
4
3
5
3
1
1
6
# of Launches
0-3 Competitors (Limited)
4-6 Competitors (Moderate)
7-9 Competitors (High)
10+ Competitors (Hyper-Comp)
Fiscal 2017
Fiscal 2018
Fiscal 2019

- Product launches doubled each year since FY17, reflects product diversification and growth strategy
- Product launches in each year since FY17 in markets with limited to moderate number of competitors: **FY17 - 100%, FY18 - 90%, FY19 – 70%**
- Ongoing strategy to continue to add products with limited to moderate # of competitors, which increases ability to achieve revenue and market share goals

<u>New Products launched January 2018 through December 2018</u>: Buprenorphine and Naloxone SL Tablets | Clarithromycin ER Tablets | Dexmethylphenidate ER Caps | Diclofenac Sodium ER Tablets | Diphenoxylate Atropine Sulfate IR Tablets | Dronabinol IR Capsules | Esomeprazole Magnesium ER Capsules | Hydrocodone Bitartrate and Acetaminophen IR Tablets | Lansoprazole DR Capsules | Levofloxacin Oral Solution | Memantine HCl IR Tablets | Methylphenidate HCl CD ER Capsules | Metolazone IR Tablets | Metoprolol Succinate ER Tablets | Niacin ER Tablets | Oxycodone and Acetaminophen IR Tablets | Vardenafil HCl IR Tablets

2

*Fiscal 2019 Full-Year Estimate (FYE) as of February 6, 2019.

Information on this slide is forward looking. Please refer to our included forward looking statements disclosure. The statements on this slide are inherently uncertain and actual results could differ materially from the statements made herein.

PLANNED ANDA LAUNCHES
BY QUARTER IN CALENDAR 2019

Lannett

Expected Launches	Q1	Q2	Q3	Q4	RLD	Internal / Partnered (P)	Status	# GRx in Market (excl. LCI)	Approx. IQVIA (MAT Dec '18)
1	Entacapone Tabs				Comtan®	P	Launched	7	$23 M
2	Trientene Caps				Syprine®	P	Launched	2	$138 M
3	Lactulose Oral Syrup				Chronulac®	Int	Approved	7	$48 M
4		Valproic Acid Oral Solution			Depakene®	Int	Approved	3	$16 M
5		Product A			Not Disclosed	P	Approved	8	$361 M
6		Product B			Not Disclosed	Int	Filed / Not Approved	3	$179 M
7		Product C			Not Disclosed	P	Filed / Not Approved	5	$1,435 M
8		Product D			Not Disclosed	Int	Filed / Not Approved	3	$53 M
9		Solifenacin Tabs			Vesicare®	Int	Filed / Not Approved	0	$967 M
10		Methylphenidate ER Tabs (AB-Rated)			Concerta®	P	Filed / Not Approved	4	$1,600 M
11			Product E		Not Disclosed	Int	Filed / Not Approved	1	$31 M
12			Product F		Not Disclosed	Int	Approved	2	$6 M
13			Product G		Not Disclosed	Int	Filed / Not Approved	2	$3 M
14			Azithromycin IR Tabs		Zithromax®	P	Approved	6	$136 M
15			Fluvastatin ER Tabs		Lescol XL®	P	Filed / Not Approved	3	$13 M
16				Thalidomide Caps	Thalomid®	Int	Filed / Not Approved	0	$29 M
17				Clobazam IR Tabs	Onfi®	Int	Filed / Not Approved	8	$559 M
18				Product H	Not Disclosed	Int	Approved	2	$39 M
19				Product I	Not Disclosed	Int	Approved	1	$5 M
20				Venlafaxine ER Tabs	Venlafaxine ER Tab	P	Filed / Not Approved	4	$198 M
Total	3	7	5	5					$5,839 M

Excludes pending NDA for Numbrino.

Information on this slide is forward looking. Please refer to our included forward looking statements disclosure. The statements on this slide are inherently uncertain and actual results could differ materially from the statements made herein.

PRODUCT LAUNCHES – PROJECTED NET SALES

Lannett

$ in millions



Products Already Launched Calendar Year 2018
Planned Product Launches Calendar Year 2019
~ $10
~10 launches
~ $75
17 launches
Fiscal 2019
Full-Year Estimate
$TBD
~ $75
~20 launches
~ $85
17 launches
Fiscal 2020
Full-Year Estimate
Additional Potential Launches
Jan '20 to Jun '20
A Few Key Contributors:
Solifenacin
Methylphenidate ER
Thalidomide
Venlafaxine ER

Pipeline:
Total of 60 products in various stages of development through launch readiness

4

Information on this slide is forward looking. Please refer to our included forward looking statements disclosure. The statements on this slide are inherently uncertain and actual results could differ materially from the statements made herein.

COST REDUCTION PLAN CURRENT FORECAST

Lannett

	H1-FY19	H2-FY19	Full Year - FY19	H1-FY20	H2-FY20	Full Year - FY20	Total
Savings[1]	$9	$29	**$38**	$22	$6	**$28**	**$66**
Investments[2]	($13)	($14)	**($27)**	($3)	($3)	**($6)**	**($33)**

▪ Cody Labs: restructuring, spending and headcount reduced	✓
▪ Philadelphia manufacturing facility: closed, production transferred to Seymour	✓
▪ Philadelphia distribution site: closed, function transferred to Seymour	✓
▪ Specialty sales force: eliminated	✓
▪ Companywide headcount: reduced, completed 130 of 250 positions	Ongoing
▪ Sale of Cody API business: in-process	Ongoing

[1]Cost savings based on FY-18 run-rate.

[2]Investments for additional ANDA development and increased capacity.

5

Information on this slide is forward looking. Please refer to our included forward looking statements disclosure. The statements on this slide are inherently uncertain and actual results could differ materially from the statements made herein.

FILLING THE LEVOTHYROXINE PROJECTED PROFIT GAP Annual Levo Gross Profit, Normalized = $100 Million $ in millions Products Already Launched Calendar Year 2018 Planned Product Launches Calendar Year 2019 Cost Reduction Plan Through FY20, Net Savings ~ $3 Fiscal 2019 Full-Year Estimate Fiscal 2020 Full-Year Estimate 6 Information on this slide is forward looking. Please refer to our included forward looking statements disclosure. The statements on this slide are inherently uncertain and actual results could differ materially from the statements made herein. $26 $26 $30 $33

INSULIN GLARGINE UPDATE Information on this slide is forward looking. Please refer to our included forward looking statements disclosure. The statements on this slide are inherently uncertain and actual results could differ materially from the statements made herein.

INSULIN GLARGINE STATUS UPDATE Glargine biosiimilarity to Chinese Lantus demonstrate biosimilarity to US Lantus to recently completed and results show conducted against US Lantus Trial Application filed for first clinical trial *Sprague Dawley Rat Study, 58 animal study conducted by Covance China ** Insulin Glargine is rapidly metabolized to M1 in the body 8 Information on this slide is forward looking. Please refer to our included forward looking statements disclosure. The statements on this slide are inherently uncertain and actual results could differ materially from the statements made herein. HEC Glargine similar to US Lantus – Animal Study* 160Mean Parameters Comparison of M1** in Two Groups 140 120 100HEC 80 60 40 20 0 Tmax (hr)Cmax (ng/mL)AUC0-8h (hr*ng/mL) AUC0-last (hr*ng/mL) •HEC China developed the capability and manufacturing infrastructure to produce Insulin •HEC conducted various analytical and preclinical studies showing biosimilarity to Chinese Lantus. •HEC currently conducting human trials to show •LCI and HEC kicked-off a joint program to support US registration •An Animal Comparability PK and PD study was biosimilarity to US Lantus •Two core efforts for US registration underway: •Analytical similarity – studies being •Human similarity to US Lantus – Clinical in Normal Healthy Volunteers •Target BLA submission – 2023 Insulin Glargine HECUS-LantusRatio of Mean Value Parameter Mean ± SDMean ± SDInsulin Glargine HEC /US Lantus AUC0-8h (hr*ng/mL)81.9 ± 35.471.9 ± 27.81.14 AUC0-last (hr*ng/mL)79.9 ± 36.371.9 ± 27.81.11 US-Lantus Insulin glargine

INSULIN GLARGINE STATUS UPDATE

Lannett

HEC Glargine similar to US and Chinese Lantus – Animal Study*



Plasma Glucose
Mean ± SEM
*P < 0.05, **P < 0.01, ***P < 0.001 vs. Group 01A,
Two-way-ANOVA, Dunnett test
G 01A: Vehicle, 200 µL / kg, SC, once, Dosing Day 0
G 02A: US-Lantus, 5 IU / kg, SC, once, Dosing Day 0
G 03A: CN-Lantus, 5 IU / kg, SC, once, Dosing Day 0
G 04A: Insulin Glargine HEC, 5 IU / kg, SC, once, Dosing Day 0
Plasma Glucose (mg/dL)
800
600
400
200
0
0 0.5 1 2 4 6 8 24
Hours post injection

Table: Comparisons of Insulin Glargine HEC, US-Lantus and CN-Lantus in PD Endpoint

PD Endpoint	Insulin Glargine HEC	US-Lantus	CN-Lantus	Ratio of mean value		
	Mean ±SEM	Mean ±SEM	Mean ±SEM	Insulin Glargine HEC /US Lantus	Insulin Glargine HEC /CN-Lantus	CN-Lantus /US-Lantus
$AUC_{0\text{-}8h}$ (mg/dl*h)	4118 ± 309	4426 ± 247	4307 ± 234	0.93	0.96	0.97
$AUC_{0\text{-}24h}$ (mg/dl*h)	15391 ± 735	14848 ± 385	16453 ± 557	1.04	0.94	1.11

*Sprague Dawley Rat Study, 58 animal study conducted by Covance China, Study results cannot be assumed to be the same in people

9

Information on this slide is forward looking. Please refer to our included forward looking statements disclosure. The statements on this slide are inherently uncertain and actual results could differ materially from the statements made herein.